UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

CAMCO FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 Wheeling Avenue, Cambridge, Ohio	43725
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 435-2020

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 22, 2011, Camco Financial Corporation (“Camco”) and its wholly-owned subsidiary, Advantage Bank, received notice from Mr. Douglas F. Mock that he will resign from the Board of Directors of each of Camco and Advantage Bank effective June 30, 2011. Mr. Mock cited personal reasons for his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By: /s/ James E. Huston
James E. Huston
Chief Executive Officer

Date: June 23, 2011